                                                                   Exhibit 1(aa)

                    SEVENTH AMENDMENT DATED FEBRUARY 25, 2009

                             TO JANUS ASPEN SERIES'
                      AMENDED AND RESTATED TRUST INSTRUMENT
                              DATED MARCH 18, 2003

Pursuant to authority granted by the Trustees, Schedule A of the Amended and Restated Trust Instrument, as amended, is further amended effective on or about April 30, 2009, as follows, to reflect (1) the liquidation and termination of Money Market Portfolio - Institutional Shares, and (2) the liquidation and termination of Janus Aspen Perkins Small Company Value Portfolio - Service Shares.

                                   SCHEDULE A

Series of the Trust                                Available Classes
------------------------------------------------   -----------------------------
Balanced Portfolio                                 Institutional Shares
                                                   Service Shares

Flexible Bond Portfolio                            Institutional Shares
                                                   Service Shares

Forty Portfolio                                    Institutional Shares
                                                   Service Shares

Research Core Portfolio                            Institutional Shares
                                                   Service Shares

Global Life Sciences Portfolio                     Institutional Shares
                                                   Service Shares

Global Technology Portfolio                        Institutional Shares
                                                   Service Shares
                                                   Service II Shares

Growth and Income Portfolio                        Institutional Shares
                                                   Service Shares

Overseas Portfolio                                 Institutional Shares
                                                   Service Shares
                                                   Service II Shares

Janus Portfolio                                    Institutional Shares
                                                   Service Shares

Enterprise Portfolio                               Institutional Shares
                                                   Service Shares

Modular Portfolio Construction Portfolio           Service Shares

Janus Aspen Perkins Mid Cap Value Portfolio        Institutional Shares
                                                   Service Shares

Janus Aspen INTECH Risk-Managed Core Portfolio     Service Shares

Janus Aspen INTECH Risk-Managed Growth Portfolio   Service Shares

Worldwide Portfolio                                Institutional Shares
                                                   Service Shares
                                                   Service II Shares

[SEAL]